As filed with the Securities and Exchange Commission on May 1, 2006

Securities Act File No. 333-132235

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933 ☒

(Check appropriate box or boxes)

☒  Pre-Effective Amendment No. 1

Post-Effective Amendment No.

T-EQUITY CAPITAL CORP.

(Exact name of Registrant as specified in charter)

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (203) 983-5275

Jonathan H. Cohen

Chief Executive Officer

T-Equity Capital Corp.

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Name and address of agent for service)

Copies to:

Steven B. Boehm Cynthia M. Krus Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004	Joel S. Klaperman Paul S. Schreiber Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022

Approximate date of proposed public offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box):    ☐

when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share	11,500,000	$15.00	$172,500,000	$18,457.50	(3)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Amount includes maximum aggregate offering price of shares underlying the underwriters’ over-allotment option.
(3)	Amount includes $16,050 previously paid in connection with the initial filing of the registration statement on March 6, 2006.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED MAY 1, 2006

10,000,000 Shares

T-Equity Capital Corp.

Common Stock

We are a newly organized closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. We are principally engaged in providing capital to primarily non-public small and medium-sized technology-related companies. Our investment objective is to maximize our portfolio’s capital appreciation, principally by investing in the equity and equity-related securities of technology-related companies. We will deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component.

We intend to concentrate in the technology sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in the equity and equity-related securities of technology-related companies. This 80% policy is not a fundamental policy and therefore may be changed without the approval of our stockholders. However, we may not change or modify this policy unless we provide our stockholders with at least 60 days prior notice.

Technology Investment Management, LLC will manage our investments and its affiliate will arrange for the performance of the administrative services necessary for us to operate.

Because we are newly organized, our shares have no history of public trading. We have applied to have our common stock approved for quotation on The Nasdaq National Market under the symbol “TECC.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, or by telephone at (203) 983-5275. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 12 to read about factors you should consider before investing in our common stock.

	Per Share	Total
Public Offering Price	$	$
Underwriting Discounts and Commissions	$	$
Proceeds to T-Equity Capital Corp.(1)	$	$

(1)	Before deducting offering and organizational expenses payable out of the proceeds of this offering that are estimated to be approximately $656,550. This amount includes the reimbursement of approximately $100,000 of expenses advanced by our investment adviser.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have granted the underwriters a 30-day option to purchase up to an additional 1,500,000 shares of our common stock at the public offering price, less underwriting discounts and commissions. If the over-allotment option is exercised in full, the total public offering price will be $172,500,000 and the total underwriting discount (sales load) will be $                . The proceeds to us would be $                , before deducting expenses payable out of the proceeds of this offering.

The underwriters will reserve up to 250,000 shares for sale, directly or indirectly, to our directors and executive officers, and to certain other parties associated with the members of Technology Investment Management, LLC.

The underwriters are offering the common stock as set forth in “Underwriting.” The underwriters expect to deliver the shares to purchasers on or about May     , 2006.

Wachovia Securities

Sole Bookrunning Manager

A.G. Edwards	Stifel Nicolaus	Wedbush Morgan Securities

The date of this prospectus is May     , 2006

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information from that contained in this prospectus. We are not and the underwriters are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

SUMMARY

The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, you should read this entire document and the documents to which we have referred.

Except where the context requires otherwise, the terms “TECC,” “T-Equity,” the “Company,” “we,” “us” and “our” refer to T-Equity Capital Corp.; “TIM” and “investment adviser” refer to Technology Investment Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

Overview

T-Equity intends to invest in the equity and equity-related securities of primarily non-public small- and medium-sized technology-related companies. Technology-related companies are businesses that operate in the following sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. T-Equity was created to provide its stockholders with the opportunity to participate in private equity transactions originated by its investment adviser.

T-Equity’s investment objective is to maximize its portfolio’s capital appreciation, principally by investing in the equity and equity-related securities of technology-related companies. T-Equity also intends to invest, under normal circumstances, at least 80% of the value of its net assets (including the amount of any borrowings for investment purposes) in the equity and equity-related securities of technology-related companies. This 80% policy is not a fundamental policy and therefore may be changed without the approval of our stockholders. However, we may not change or modify this policy unless we provide our stockholders with at least 60 days prior notice.

T-Equity will deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. T-Equity initially intends to concentrate its investments in companies having annual revenues of less than $100 million and/or an equity capitalization of less than $200 million, and to seek primarily minority equity investments of between $3 million and $20 million.

T-Equity will be managed by Technology Investment Management, LLC, or TIM. Accordingly, T-Equity will be able to access TIM’s pool of investment opportunities utilizing TIM’s existing infrastructure. TIM has evaluated over 350 investment opportunities, of which more than 25 resulted in transactions, since 2003. T-Equity believes it will benefit from the equity-based transactions generated by TIM’s ongoing activities, and we believe that those activities could provide T-Equity with a competitive advantage in the conduct of its business.

T-Equity’s direct investments in technology-based operating companies will generally be used by those companies to finance organic growth and for acquisitions, recapitalizations and working capital. T-Equity intends to target primarily later stage technology-related companies with established operating models. From time to time, T-Equity may also participate in control transactions on an opportunistic basis, although T-Equity generally intends to hold minority positions in its portfolio companies.

T-Equity’s investment decisions will be based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of their business prospects, the quality of their recurring revenues and cash flows, the variability of their costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. The origination channel will be dual-pronged, allowing TIM to utilize both the broad pipeline and infrastructure already in place to produce investment opportunities for T-Equity and TIM’s network of relationships within the venture capital and private equity communities, as well as with public and private companies within the technology and technology-related sectors, which are expected to generate referral opportunities for T-Equity.

T-Equity will focus on making capital gains-based investments within the technology-related markets. T-Equity does not anticipate that it will pay dividends on a quarterly basis or become a predictable issuer of dividends. As a result, its dividends will be much less consistent than other business development companies that primarily make debt investments. The incentive fee payable to TIM will be based upon the capital gains received on T-Equity’s total portfolio of investments, if any.

T-Equity was founded in February 2006. T-Equity is a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, it is required to meet regulatory tests, including the requirement to invest at least 70% of its total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” In addition, T-Equity intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. See “Certain U.S. Federal Income Tax Considerations.”

As a business development company, T-Equity would not generally be permitted to invest in any portfolio company in which any fund or other client managed by any of TIM’s affiliates currently has an investment or to make any co-investments with any such accounts without an exemptive order from the Securities and Exchange Commission. T-Equity currently does not intend to apply for an exemptive order that would permit it to co-invest with vehicles managed by TIM or its affiliates.

Technology Investment Management, LLC (“TIM”)

Our investment activities will be managed by TIM, which is an investment adviser registered under the Investment Advisers Act of 1940. Under the investment advisory agreement between us and TIM, we have agreed to pay TIM an annual base management fee based on our gross assets, including any proceeds from this offering which have not yet been invested in portfolio companies, beginning upon completion of this offering, as well as an incentive fee based on our performance. See “Management—Investment Advisory Agreement.”

Messrs. Cohen and Rosenthal, and the other investment professionals affiliated with TIM, have developed an origination infrastructure that we believe could provide T-Equity with a competitive advantage in locating potential equity investments. TIM has built an origination platform focused on identifying and evaluating investment opportunities among small and medium-sized technology-related companies. TIM currently has six investment professionals engaged in sourcing, originating, negotiating and monitoring investments in technology-related companies. In addition, we expect that TIM will retain Ronald D. Celmer, a senior investment professional with significant private equity experience, to serve as a Managing Director of TIM immediately upon consummation of this offering.

The principals of TIM, including Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, have significant experience in the private equity markets and with technology-related companies. Specifically, Messrs. Cohen and Rosenthal have an average of approximately 13 years of experience in evaluating and managing investments in technology-related companies, and currently manage total assets of approximately $485 million through the various entities with which they are affiliated. See “Management—Investment Advisory Agreement—Our Investment Adviser.” In addition, Royce & Associates, LLC (“Royce & Associates”), which is the non-managing member (i.e., equity holder) and 50% owner of TIM, has agreed to make Charles M. Royce, its President, or certain other of its portfolio managers, available to TIM to provide certain consulting services without compensation.

In 2003, Messrs. Cohen and Rosenthal formed and participated in the $150 million initial public offering of Technology Investment Capital Corp. (“TICC”), a business development company which invests primarily in debt securities and currently trades on the Nasdaq National Market. TICC had approximately $270 million in total assets as of December 31, 2005. In 2005, Messrs. Cohen and Rosenthal, along with other investment professionals affiliated with TIM, established T2 Income Fund Limited (“T2”), a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in technology sectors, which is traded on the London Stock Exchange’s Alternative Investment Market, or AIM. T2 had approximately $65 million in total assets as of December 31, 2005. T2 Advisers, LLC, for which Messrs. Cohen and Rosenthal serve as Chief Executive Officer and President, respectively, is the investment adviser to T2.

In addition, Messrs. Cohen and Rosenthal serve as Chief Executive Officer and President, respectively, of TAC Acquisition Corp. (“TAC”), a special purpose acquisition company which conducted an initial public offering in June 2005 for the purpose of acquiring one or more technology-related companies, and which currently has approximately $122 million available to complete such an acquisition. Substantially all of the assets of TAC are currently held in a trust account in the form of money market fund investments, and TAC has no other operations. In accordance with the terms of its initial public offering, TAC must complete a business combination by June 2006, or December 2006 if it has executed a letter of intent or definitive agreement by June 2006. The assets held in the trust account may only be released upon the earlier of the completion of a business combination by TAC or upon its liquidation. If TAC were liquidated, the funds held in the trust account would be returned to the public stockholders of TAC.

Mr. Cohen is also the owner and a principal of JHC Capital Management, LLC, which serves as a sub-adviser to Royce Technology Value Fund, a mutual fund focused on investing in equity securities of public small- and medium-sized technology companies. Royce Technology Value had approximately $28 million in total assets as of December 31, 2005.

TIM has agreed that, during the term of the Investment Advisory Agreement, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing equity financing to U.S. technology-related companies similar to those that we will target. TIM does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both T-Equity and TICC. However, to the extent it does identify such opportunities, TIM will allocate such opportunities between T-Equity and TICC pursuant to an established procedure that is designed to ensure that such an allocation is fair and equitable.

Specifically, given that, following this offering, T-Equity will likely have approximately half the total assets of TICC, and will initially pursue smaller investments than those targeted by TICC, should TIM be presented with opportunities appropriate to both entities, it will allocate such opportunities as follows: (1) prospective transactions with an investment opportunity of $10 million or more will be allocated to TICC; and (2) prospective transactions with an investment opportunity of less than $10 million will be allocated to T-Equity. This policy will be monitored, and will be modified accordingly, to the extent that a determination is made by TIM that a different policy would be more equitable to each of TICC and T-Equity, based upon changes in their relative asset size or other factors. Any change in TIM’s allocation policy will be disclosed in T-Equity’s subsequent reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or the 1934 Act.

The following diagram shows the structure of TIM, including the entities for which it will serve as investment adviser subsequent to this offering.

(1)	BDC Partners, LLC is the managing member of our investment adviser, TIM. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, LLC. Under an administration agreement, we have agreed to pay or reimburse BDC Partners, LLC, as administrator, for certain expenses incurred in our operations.
(2)	Royce & Associates, LLC is TIM’s non-managing member. Charles M. Royce is the President of Royce & Associates, LLC. Royce & Associates, LLC has agreed to make Mr. Royce or certain other portfolio managers available to the investment adviser to provide certain consulting services without compensation. Royce & Associates, LLC is a wholly owned subsidiary of Legg Mason, Inc.
(3)	Our investment activities will be managed by TIM, which is an investment adviser registered under the Investment Advisers Act of 1940. Under the investment advisory agreement between us and TIM, we have agreed to pay TIM an annual base management fee based on our gross assets, including any proceeds from this offering which have not yet been invested in portfolio companies, beginning upon completion of this offering, as well as an incentive fee based on our performance. See “Management—Investment Advisory Agreement.”

Market Opportunity

The period since mid-2000 has seen a dramatic shift in the competitive landscape across technology-related sectors. Significant declines in corporate and consumer demand for information technology products and services have driven vigorous price competition and have spurred numerous corporate reorganizations in technology-related industries. Many companies have merged with competitors, scaled back their operations or closed down in response to these difficult business conditions, and we expect to see further consolidation in these industries. At the same time, technology-related companies with strong balance sheets, stable revenues and efficient operating structures are benefiting from the consolidation or elimination of competitors in their markets.

Against that background, we believe that there exist significant and continuing opportunities both to originate small- and middle-market technology-related private equity transactions and to participate in similar transactions that have been originated by firms with whom we have existing relationships. In light of the current macroeconomic conditions and the costs associated with being public, we believe that profitable, later- stage technology-related companies may choose to remain private, and to forego (at least for a longer period of time than they might have during prior periods) the opportunity to enter the public equity markets. Those decisions, in turn, raise issues of capital availability for growth and for acquisitions, issues of liquidity for those companies’ founders and issues of competitive advantage based on access to capital for a range of additional applications. We note that the markets for technology-related products and services have historically been characterized by ongoing change, and we expect that those changes will result in the ongoing need for capital as a driver to the production processes that serve those markets. We believe that our focus on smaller to medium-sized, profitable technology-related businesses corresponds to a market opportunity to meet the capital requirements of a large and growing population of businesses for whom the public equity markets may prove a less compelling alternative than in the past.

Potential Competitive Advantages Provided By TIM

We believe that we are well positioned to provide financing to technology-related companies because of our investment adviser’s:

•	deal sourcing network and market reputation;

•	industry relationships;

•	complementary management team with extensive experience within multiple disciplines; and

•	focus and expertise in the technology and technology-related sectors.

Deal sourcing network and market reputation of TIM.

We believe that the investment professionals of TIM have established a deal sourcing network in the broadly defined technology space. We believe that TIM has developed a strong reputation in the investment community that continues to generate deal flow by attracting both well positioned, prospective portfolio companies, and private equity relationships. We believe that TIM, through its investment professionals, has developed an origination infrastructure that we believe could provide T-Equity with a competitive advantage in locating potential equity investments.

Industry relationships of TIM.

We believe that T-Equity’s ability to source transactions could stem from the network of contacts and relationships developed by the investment professionals of TIM. Through TIM’s investment activities, these relationships have been cultivated within two distinct arenas: (1) the private equity and venture capital community, and (2) public and private companies within the technology and technology-related sectors. This private equity and venture capital network has allowed TIM to execute transactions in partnership with some of the largest and most active firms in the technology-related industry. In addition, we believe that TIM’s investment professionals’ decades long involvement with public and private technology companies has provided TIM with relationships that continue to provide direct deal sourcing opportunities, exit strategy ideas and initiatives and continued, valuable information flow on the technology sector.

TIM’s complementary management team with extensive experience within multiple disciplines.

We believe that TIM has assembled a team of investment professionals that have extensive experience in a variety of disciplines. The collective decision-making process at TIM utilizes the experience and expertise of its investment professionals focused on three valuable and distinct, albeit not mutually exclusive, disciplines: (1) assessing the validity of a particular technology company’s business model; (2) understanding the value potential of a private equity investment; and (3) evaluating the complementary public company environment. The management team and senior investment professionals of TIM have an average of approximately 15 years in one or more of the above-referenced disciplines. We believe that these three distinct disciplines could create an effective and complete investment approach for T-Equity.

TIM’s focus and expertise in the technology and technology-related sectors.

We will concentrate our investments in companies in the technology-related industries. We believe that this focus, together with the experience of TIM’s investment professionals in analyzing and financing such companies, could afford us a sustainable competitive advantage. In particular, TIM’s investment professionals have expertise in assessing the value of intellectual property assets, and in evaluating the operating characteristics of technology-related companies. As a result, we believe that through TIM, we could have a competitive advantage over less specialized investors, particularly over investors with limited experience investing in technology-related companies. In addition, we believe that our specialization in financing companies within the technology sector will enable us to monitor our equity investments in portfolio companies, and to advise portfolio companies on consolidation and exit opportunities more rapidly and effectively than those less specialized investors, thereby improving the position of our franchise.

Prospective Portfolio Companies

We have entered into a non-binding memorandum of understanding with each of four prospective portfolio companies for the purchase of convertible preferred stock in the aggregate amount of approximately $55.5 million. See “Business—Prospective Portfolio Companies.” We currently expect to fund the investments described in these non-binding agreements using the net proceeds of this offering. The consummation of each investment will depend upon the completion of this offering, satisfactory completion of our due diligence investigation of the prospective portfolio companies, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in a form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final form of our investments remains subject to additional negotiations with these companies. We have no relationship with any prospective portfolio company other than these non-binding memoranda of understanding.

Our investment adviser, TIM, has screened each of the prospective portfolio companies to determine that each satisfies our investment criteria, has initiated a due diligence investigation of each prospective portfolio company and negotiated the terms of the non-binding memoranda of understanding. We can offer no assurance that the terms of these memoranda of understanding will not change in material ways, as is often the case between signing and closing. In particular, the equity instruments expected to be purchased from these prospective portfolio companies and the terms of such instruments may differ from what is contemplated in the memoranda of understanding. Upon the consummation of an investment, TIM will be responsible for monitoring and servicing our investment.

If we do not wish to make an investment, we will not be obligated to do so. Similarly, none of the prospective portfolio companies is obligated to obtain financing from us. We can offer no assurance that we will not discover facts in the course of our due diligence investigation that would cause us to change the terms of these investments or render these investments imprudent or that any of the investments described above will actually be made.

The Offering

Common stock offered by us

10,000,000 shares, excluding 1,500,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to 250,000 shares for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with TIM.

Common stock to be outstanding after this offering	10,000,100 shares, excluding 1,500,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and other market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Investment advisory fees

We will pay TIM a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% of our gross assets, including any proceeds from this offering which have not yet been invested in portfolio companies, beginning upon completion of this offering. However, for the six-month period commencing from the closing of our initial public offering of common stock described in this prospectus (the “IPO”), TIM will waive one half of that fee, reducing it to 1.0% of our gross assets for that period. In addition, although we do not currently anticipate incurring indebtedness on our portfolio, our base management fee would be payable on any amounts we borrow in the future. The incentive fee will equal 20.0% of our “Incentive Fee Capital Gains,” which will equal our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation (losses) for that year. TIM has, however, waived its right to receive any Incentive Fee otherwise payable to it with respect to any full or partial calendar year, unless as of the end of such calendar year at least eighty percent (80%) of the net proceeds of the IPO, as reduced by the fees and expenses of the IPO, including underwriting discounts and commissions, have previously been invested in portfolio company investments (as opposed to cash and similar temporary investments). The incentive fee will be subject to a preferred return and a “catch up” feature. See “Management—Investment Advisory Agreement—Management Fees.”

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our regulated investment company tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions.”

Dividend reinvestment plan

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Proposed Nasdaq National Market symbol	TECC

Trading

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Anti-takeover provisions

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Borrowings

We do not currently anticipate incurring indebtedness on our portfolio or paying any interest during the twelve months following completion of this offering. We also do not currently anticipate issuing any preferred stock.

Risk factors

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors.” We have no operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We intend to invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk. We will also be subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.

Available information

After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “T-Equity,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in T-Equity Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	%(1)
Offering expenses borne by us (as a percentage of offering price)	0.37	%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)	7.37%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	2.00	%(4)
Incentive fees payable under our Investment Advisory Agreement	0.00	%(5)
Interest payments on borrowed funds	—	(6)
Other expenses (estimated)	1.03	%(7)

Total annual expenses (estimated)	3.03%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses (including the sales load of 7.0%) that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return.	$102	$160	$221	$384

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in an annual return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would not be payable, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown.

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $556,550, which includes the reimbursement of approximately $100,000 of expenses advanced by our investment adviser.
(3)	The expenses of the dividend reinvestment plan are included in other expenses.

(4)	Our base management fee will be based on our gross assets. See “Management—Investment Advisory Agreement—Management Fees.” However, for the six-month period commencing from the closing of our IPO, TIM will waive one half of that fee, reducing it to 1.0% of our gross assets for that period.
(5)	Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to 12 months and we expect that we will not have any capital gains that will exceed the hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains upon the sale of our equity investments in our portfolio companies. The incentive fee will equal 20.0% of our “Incentive Fee Capital Gains,” which will equal our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation (losses) for that year. The incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2006.

The Incentive Fee for a calendar year or a portion of a calendar year will be an amount equal to 20% of our Incentive Fee Capital Gains for the period. Our “Incentive Fee Capital Gains” for a period means an amount equal to our realized capital gains for the period minus the sum of our realized capital losses and unrealized capital depreciation (losses) for the period.

Any Incentive Fee otherwise payable to TIM for any full or partial calendar year will be reduced if, and to the extent that, after giving effect to the payment of the Incentive Fee as if that fee were a proportionate share of our net realized and unrealized capital gains for the period, our remaining net realized and unrealized capital gains for the period would be less than the “preferred return” for that period. The “preferred return” for a period is an amount equal to 8% of the value of our net assets allocable to our common stock as of the commencement of the period, appropriately adjusted for any common stock issuances, sales and/or repurchases effected during such period.

TIM has waived its right to receive any Incentive Fee otherwise payable to it with respect to any full or partial calendar year, unless as of the end of such calendar year at least eighty percent (80%) of the net proceeds of the IPO, as reduced by the fees and expenses of the IPO, including underwriting discounts and commissions, have previously been invested in portfolio company investments (as opposed to cash and similar temporary investments).

For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory Agreement—Management Fees.”

(6)	We do not currently anticipate incurring indebtedness on our portfolio or paying any interest during the twelve months following completion of this offering. We also do not currently anticipate issuing any preferred stock.
(7)	“Other expenses” ($1.4 million, including costs and expenses associated with the formation and organization of T-Equity of approximately $100,000) are based upon estimates of the first full year of operations.

RISK FACTORS

An investment in our securities involves certain risks relating to our structure and investment objectives. The risks set forth below are not the only risks we face, and we face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a new company with no operating history.

We were initially formed in February 2006. As a result, we have limited financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero. In addition, we will have minimal capital resources until completion of this offering. We anticipate that it will take us up to 12 months to invest substantially all of the net proceeds of this offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We will be dependent upon TIM’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal. If we lose any member of our key management team, our ability to implement our business strategy could be significantly harmed.

We will depend on the diligence, skill and network of business contacts of the senior management team of TIM. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of TIM, and Saul B. Rosenthal, the President and Chief Operating Officer of TIM. Neither Mr. Cohen nor Mr. Rosenthal is subject to an employment contract, and neither will receive any compensation from us, other than payments attributable to the investment advisory fee. Neither Mr. Cohen nor Mr. Rosenthal will devote all of their business time to our operations, and will have other demands on their time as a result of their other activities. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective.

None of the members of TIM’s key management personnel, including Jonathan H. Cohen and Saul B. Rosenthal, are subject to employment agreements, and we cannot assure you that TIM will be successful in retaining its key management personnel.

None of the members of TIM’s key management personnel, including Jonathan H. Cohen and Saul B. Rosenthal, are subject to employment agreements. As a result, although Messrs. Cohen and Rosenthal comprise the members of BDC Partners, the managing member of TIM, they are free to terminate their employment with TIM at any time. In addition, none of the members of TIM’s key management personnel, including Messrs. Cohen and Rosenthal, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with TIM, or if TIM were to no longer serve as our investment adviser. We cannot assure you that TIM will be successful in retaining its key management personnel, including Messrs. Cohen and Rosenthal. The departure of either of Messrs. Cohen or Rosenthal could have a material adverse effect on our ability to achieve our investment objective.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

T-Equity is a newly organized company. As such, it is subject to the business risks and uncertainties associated with any new business enterprise. Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. We cannot assure you that TIM will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective.

Even in the event the value of your investment declines, the management fee and, in certain cases, the incentive fee will still be payable.

The management fee will be calculated as 2.0% of the value of our gross assets at a specific time, except that for the six-month period commencing from the closing of our IPO, TIM will waive one half of that fee, reducing it to 1.0% of our gross assets for that period. The management fee is payable regardless of whether the value of our gross assets or your investment declines. In addition, the incentive fee payable to TIM is calculated on an annual basis based upon our realized capital gains, computed net of realized capital losses and unrealized capital depreciation (losses), for that year. As a result, we may owe TIM an incentive fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses), during prior years. TIM has, however, waived its right to receive any Incentive Fee otherwise payable to it with respect to any calendar year until at least eighty percent (80%) of the net proceeds of the IPO, as reduced by the fees and expenses of the IPO, including underwriting discounts and commissions, have been invested in portfolio company investments (as opposed to cash and similar temporary investments).

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds and investment banking firms.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments.

We will operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in technology-related companies. We will compete with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

Our executive officers and directors, and the executive officers of our investment adviser, TIM, and its managing member, BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Jonathan H. Cohen, the Chief Executive Officer of TIM, BDC Partners and T-Equity, is the Chief Executive Officer of TICC and the principal of JHC Capital Management, LLC, a registered investment adviser. Mr. Cohen also manages the Royce Technology Value Fund. Saul B. Rosenthal, the President and Chief Operating Officer of TIM, BDC Partners and T-Equity, is the President and Chief Operating Officer of TICC. Steven P. Novak, one of our independent directors, is also a director of TICC and the President of Palladio Capital Management, LLC, the manager of an equity-oriented hedge fund. Charles M. Royce, the non-executive Chairman of our Board of Directors, is the Chairman of TICC and the President and Chief Investment Officer of Royce & Associates, the non-managing member of our investment adviser.

In addition, Messrs. Cohen and Rosenthal serve as Chief Executive Officer and President, respectively, of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating companies in a technology-related sector. Messrs. Cohen, Rosenthal and Novak also serve on the Board of Directors, and Messrs. Cohen, Rosenthal and Royce are significant stockholders, of TAC Acquisition Corp. Likewise, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing primarily in the debt and equity securities of foreign companies operating in technology-related sectors. BDC Partners is the managing member, and Royce & Associates is the non-managing member, of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of TIM, BDC Partners and T-Equity, serves in similar capacities for TICC, and also serves as Chief Financial Officer, Chief Compliance Officer and Treasurer for both T2 Income Fund Limited and T2 Advisers, LLC. Messrs. Rosenthal and Conroy also each serve as a non-independent director of T2 Income Fund Limited. Because of these possible conflicts of interest, these individuals may direct potential business and investment opportunities to other entities rather than to us or such individuals may undertake or otherwise engage in activities or conduct on behalf of such other entities that is not in, or which may be adverse to, our best interests.

In order to minimize the potential conflicts of interest that might arise, we have adopted a policy that prohibits us from making investments in any company in which TICC, or any fund or other client account managed by TIM, JHC Capital Management, Royce & Associates, Palladio Capital Management or T2 Advisers, LLC holds a long or short position. The investment focus of each of these entities (including TIM in respect of TICC) tends to be different from our investment objective. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. Also, our investment policy precluding the investments referenced above could cause us to miss out on some investment opportunities. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law (as well as TIM’s procedures governing the allocation of investment opportunities) so that we will not be disadvantaged in relation to any other particular client. In addition, we have adopted a formal Code of Ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Finally, we will pay BDC Partners our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer, our Controller (once one is retained), and any administrative support personnel, which creates conflicts of interest that our Board of Directors must monitor. We currently anticipate paying an aggregate of approximately $400,000 to BDC Partners for our allocable portion of overhead and other expenses incurred by BDC Partners during the twelve months subsequent to completion of this offering.

Our incentive fee may induce TIM to make speculative investments.

The incentive fee payable by us to TIM may create an incentive for TIM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Although no leverage is currently contemplated, the way in which the incentive fee payable to TIM is determined, which is calculated as a percentage of the return on invested capital, may encourage TIM to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage TIM to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Although no leverage is currently contemplated, we may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of T-Equity and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

Our Board of Directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. Our Board of Directors will generally have broad discretion over the size and timing of any such reclassification, subject to a finding that the reclassification and issuance of such preferred stock is in the best interests of T-Equity and our existing common stockholders. Any issuance of preferred stock would be subject to certain limitations imposed under the 1940 Act, including the requirement that such preferred stock have equal voting rights with our outstanding common stock. See “Description of Securities—Preferred Stock.” We are currently authorized to issue up to 100,000,000 shares of common stock, of which 10,000,100 shares will be issued and outstanding after completion of this offering. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

We will be subject to corporate-level income tax if we are unable to qualify as a regulated investment company, or RIC.

To be entitled to the tax benefits accorded to RICs under Subchapter M of the Code, we must meet certain income source, asset diversification and annual distribution requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Although no leverage is currently contemplated, because we may use additional debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all our income. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

Our ability to make investments may be limited in certain circumstances.

If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

The SEC has issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We do not believe that these proposed rules will have a material adverse effect on our operations.

Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and may be required to adjust our investment focus to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Our bylaws contain a provision exempting from the Control Share Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. If our board does not otherwise approve a business combination, the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, under our charter, our board of directors is divided into three classes serving staggered terms; our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Risks Related To Our Investments

Our investments in the technology-related companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Investment in the technology-related companies that we are targeting involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to bankruptcy or liquidation and the loss of our equity investment;

•	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

•	because they tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although TIM’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

We have not identified all of the portfolio companies in which we will invest the net proceeds of this offering.

Our investments will be selected by our management team, subject to the approval of our investment committee, and our stockholders will not have input into our investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares. In addition, although we have entered into non-binding agreements with four prospective portfolio companies, we are under no obligation to invest in any of these prospective portfolio companies. Similarly, none of the prospective portfolio companies is obligated to obtain financing from us. We can offer no assurance that we will not discover facts in the course of our due diligence investigation that would cause us to change the terms of these investments or render these investments imprudent or that any of these prospective investments will be made.

We may not realize gains from our equity investments.

We intend to invest principally in the equity and equity-related securities of technology-related companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments.

Our portfolio may be concentrated in a limited number of portfolio companies in technology-related sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or technology-related sectors experiences a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, we intend to concentrate in the technology-related sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in the equity and equity-related securities of technology-related companies. As a result, a market downturn in technology-related sectors could materially adversely affect us.

Technology-related sectors are subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.

We intend to invest in companies in technology-related sectors, some of which may have relatively short operating histories. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. Also, the technology-related market is generally characterized by abrupt business cycles and intense competition. Since mid-2000, there has been substantial excess capacity and a significant slowdown in many industries in technology-related sectors. In addition, this overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, we can offer no assurance that such decreases in market capitalizations will not recur, or that any future decreases in technology company valuations will be insubstantial or temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industry sectors.

In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Because our investments will generally not be in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, the fair value of these securities will not be readily determinable. We will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board’s Valuation Committee. In connection with that determination, members of our portfolio management team will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. The Valuation Committee intends to utilize the services of an independent valuation firm, which will prepare valuations for each of our portfolio investments other than those that, when combined with all other investments in the same portfolio company, have a fair value as of the previous quarter of less than $2 million. However, the Board of Directors will retain ultimate authority as to the appropriate valuation of each investment. The types of factors that the Valuation Committee will take into account in providing its fair value recommendation to the Board of Directors will include, as relevant, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed.

The lack of liquidity in, and potentially extended duration of, our investments may adversely affect our business, and will delay any distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, because we will generally invest in equity and equity-related securities, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our shares could wait for an extended period of time before any appreciation of our investments, and any attendant distributions of gains, may be realized.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

In the event we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Risks Related to This Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Before this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and will not bear any relationship to the market price at which it will trade after this offering or to any other established criteria for our value. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial public offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors prior to such issuance.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	fluctuations in the valuation of our portfolio investments;

•	operating performance of companies comparable to us;

•	market sentiment against technology-related companies; or

•	departures of key personnel of TIM.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions.

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in this offering will incur dilution.

Commissions and discounts payable to the underwriters, together with our organizational expense and other expenses of this offering, will reduce the net proceeds of the offering available for us to invest. This will result in immediate dilution of our net asset value per share following the offering of approximately $1.12, or approximately $1.11 per share if the underwriters’ over-allotment option is exercised in full.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our equity investments in such portfolio companies,

•	an economic downturn could disproportionately impact the technology-related industry in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector,

•	an inability to access the equity markets could impair our investment activities,

•	interest rate volatility could adversely affect our results, particularly if we opt to use leverage as part of our investment strategy, and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 10,000,000 shares of our common stock in this offering will be approximately $138.8 million, or approximately $159.8 million if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $15.00 per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $656,550 payable out of the proceeds of this offering, including reimbursement of approximately $100,000 of organizational and offering expenses that have been advanced by our investment adviser on our behalf.

After satisfying the above-referenced obligations, we plan to invest the remaining net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of the net proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments within the technology-related markets, primarily in later stage companies with established operating models. As such, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be much less consistent than other business development companies that primarily make debt investments.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2006 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

CAPITALIZATION

The following table sets forth:

•	our actual cash and capitalization at March 2, 2006; and

•	our cash and capitalization as adjusted to reflect the sale of our common stock in this offering at an assumed public offering price of $15.00 per share, after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses payable out of the proceeds of this offering.

This table assumes no exercise of the underwriters’ over-allotment option of shares. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of March 2, 2006
	Actual	As Adjusted
Assets:
Cash	$1,500	$138,844,950

Total assets	$1,500	$138,844,950

Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 100 shares outstanding, actual; 10,000,100 shares outstanding, as adjusted	1	100,001
Capital in excess of par value	1,499	138,844,949
Accumulated net investment loss	—	(100,000)

Total stockholders’ equity	$1,500	$138,844,950

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

Overview

T-Equity was incorporated under the General Corporation Law of the State of Maryland in February 2006. We are a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will provide our initial capital resources.

Revenues

We plan to generate revenue in the form of capital gains through the appreciation in the value of our equity positions and warrants or other equity instruments that we may receive when we make investments in technology-related companies. We do not expect to generate interest income, and we do not expect to receive recurring cash flows from our portfolio investments. The level of revenue that we generate will be largely dependent on economic, regulatory, and competitive factors that influence new investment activity, the level of realization events we experience with respect to our equity investments, and our ability to secure equity capital for our investment activities. We will likely be unable to predict the timing and amount of any capital gains we may receive from our portfolio investments. Accordingly, the revenue we generate, if any, will likely be subject to significant fluctuations.

Expenses

Our primary operating expenses will include the payment of investment management fees and the allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement. We currently anticipate paying an aggregate of approximately $400,000 to BDC Partners for our allocable portion of overhead and other expenses incurred by BDC Partners during the twelve months subsequent to completion of this offering. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Business—Investment Process,” “Management—Investment Advisory Agreement,” and “Management—Administration Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our Board of Directors); transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent and the compensation of our Chief Financial Officer and Chief Compliance Officer, our Controller (once one is retained), and any administrative support personnel.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in

U.S. Government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources in excess of $138.8 million and no indebtedness. See “Use of Proceeds.”

We do not currently anticipate incurring indebtedness on our portfolio or paying any interest during the twelve months following completion of this offering. We also do not currently anticipate issuing any preferred stock.

Distribution Policy

The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments within the technology-related markets, primarily in later stage companies with established operating models. As such, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be much less consistent than other business development companies that primarily make debt investments.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2006 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations.” There is no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

Contractual Obligations

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which TIM agrees to serve as our investment adviser, and the

Administration Agreement, pursuant to which BDC Partners agrees to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on T-Equity’s performance. Payments under the Administration Agreement will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent and the compensation of our Chief Financial Officer and Chief Compliance Officer, our Controller (once one is retained), and any administrative support personnel. See “Management—Investment Advisory Agreement” and “—Administration Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.” Each of these contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

BUSINESS

Overview

T-Equity intends to invest in the equity and equity-related securities of primarily non-public small- and medium-sized technology-related companies. Technology-related companies are businesses that operate in the following sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. T-Equity was created to provide its stockholders with the opportunity to participate in private equity transactions originated by its investment adviser.

T-Equity’s investment objective is to maximize its portfolio’s capital appreciation, principally by investing in the equity and equity-related securities of technology-related companies. T-Equity also intends to invest, under normal circumstances, at least 80% of the value of its net assets (including the amount of any borrowings for investment purposes) in the equity and equity-related securities of technology-related companies. This 80% policy is not a fundamental policy and therefore may be changed without the approval of our stockholders. However, we may not change or modify this policy unless we provide our stockholders with at least 60 days prior notice.

T-Equity will deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. T-Equity initially intends to concentrate its investments in companies having annual revenues of less than $100 million and/or an equity capitalization of less than $200 million, and to seek primarily minority equity investments of between $3 million and $20 million.

T-Equity will be managed by TIM. Accordingly, T-Equity will be able to access TIM’s pool of investment opportunities utilizing TIM’s existing infrastructure. TIM has evaluated over 350 investment opportunities, of which more than 25 resulted in transactions, since 2003. T-Equity believes it will benefit from the equity-based transactions generated by TIM’s ongoing activities, and we believe that those activities could provide T-Equity with a competitive advantage in the conduct of its business.

T-Equity’s direct investments in technology-based operating companies will generally be used by those companies to finance organic growth and for acquisitions, recapitalizations and working capital. T-Equity intends to target primarily later stage technology-related companies with established operating models. From time to time, T-Equity may also participate in control transactions on an opportunistic basis, although T-Equity generally intends to hold minority positions in its portfolio companies.

T-Equity’s investment decisions will be based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of their business prospects, the quality of their recurring revenues and cash flows, the variability of their costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. The origination channel will be dual-pronged, allowing TIM to utilize both the broad pipeline and infrastructure already in place to produce investment opportunities for T-Equity and TIM’s network of relationships within the venture capital and private equity communities, as well as with public and private companies within the technology and technology-related sectors, which are expected to generate referral opportunities for T-Equity.

T-Equity will focus on making capital gains-based investments within the technology-related markets. T-Equity does not anticipate that it will pay dividends on a quarterly basis or become a predictable issuer of dividends. As a result, its dividends will be much less consistent than other business development companies that primarily make debt investments. The incentive fee payable to TIM will be based upon the capital gains received on T-Equity’s total portfolio of investments, if any.

T-Equity was founded in February 2006. T-Equity is a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, it is required to meet regulatory tests, including the requirement to invest at least 70% of its total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” In addition, T-Equity intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. See “Certain U.S. Federal Income Tax Considerations.”

As a business development company, T-Equity would not generally be permitted to invest in any portfolio company in which any fund or other client managed by any of TIM’s affiliates currently has an investment or to make any co-investments with any such accounts without an exemptive order from the Securities and Exchange Commission. T-Equity currently does not intend to apply for an exemptive order that would permit it to co-invest with vehicles managed by TIM or its affiliates.

Market Opportunity

The period since mid-2000 has seen a dramatic shift in the competitive landscape across technology-related sectors. Significant declines in corporate and consumer demand for information technology products and services have driven vigorous price competition and have spurred numerous corporate reorganizations in technology-related industries. Many companies have merged with competitors, scaled back their operations or closed down in response to these difficult business conditions, and we expect to see further consolidation in these industries. At the same time, technology-related companies with strong balance sheets, stable revenues and efficient operating structures are benefiting from the consolidation or elimination of competitors in their markets.

Against that background, we believe that there exist significant and continuing opportunities both to originate small- and middle-market technology-related private equity transactions and to participate in similar transactions that have been originated by firms with whom we have existing relationships. In light of the current macroeconomic conditions and the costs associated with being public, we believe that profitable, later-stage technology-related companies may choose to remain private, and to forego (at least for a longer period of time than they might have during prior periods) the opportunity to enter the public equity markets. Those decisions, in turn, raise issues of capital availability for growth and for acquisitions, issues of liquidity for those companies’ founders and issues of competitive advantage based on access to capital for a range of additional applications. We note that the markets for technology-related products and services have historically been characterized by ongoing change, and we expect that those changes will result in the ongoing need for capital as a driver to the production processes that serve those markets. We believe that our focus on smaller to medium-sized, profitable technology-related businesses corresponds to a market opportunity to meet the capital requirements of a large and growing population of businesses for whom the public equity markets may prove a less compelling alternative than in the past.

Potential Competitive Advantages Provided By TIM

We believe that we are well positioned to provide financing to technology-related companies because of our investment adviser’s:

•	deal sourcing network and market reputation;

•	industry relationships;

•	complementary management team with extensive experience within multiple disciplines; and

•	focus and expertise in the technology and technology-related sectors.

Deal sourcing network and market reputation of TIM.

We believe that the investment professionals of TIM have established a deal sourcing network in the broadly defined technology space. Accordingly, we believe that TIM has developed a strong reputation in the investment community that continues to generate deal flow by attracting both well positioned, prospective portfolio companies, and private equity relationships. We believe that TIM, through its investment professionals, has developed an origination infrastructure that we believe could provide T-Equity with a competitive advantage in locating potential equity investments.

Industry relationships of TIM.

We believe that T-Equity’s ability to source transactions could stem from the network of contacts and relationships developed by the investment professionals of TIM. Through TIM’s investment activities, these relationships have been cultivated within two distinct arenas: (i) the private equity and venture capital community, and (ii) public and private companies within the technology and technology-related sectors. This private equity and venture capital network has allowed TIM to execute transactions in partnership with some of the largest and most active firms in the technology-related industry. In addition, we believe that TIM’s investment professionals’ decades long involvement with public and private technology companies has provided TIM with relationships that continue to provide direct deal sourcing opportunities, exit strategy ideas and initiatives and continued, valuable information flow on the technology sector.

TIM’s complementary management team with extensive experience within multiple disciplines.

We believe that TIM has assembled a team of investment professionals that have extensive experience in a variety of disciplines.

•	Jonathan H. Cohen, our Chief Executive Officer, has more than 15 years of experience in technology-related equity research and investment. He is presently the Chief Executive Officer of Technology Investment Capital Corp. (Nasdaq: TICC), T2 Advisers, LLC, the investment manager for T2 Income Fund Limited (LSE AIM: T2I), and TAC Acquisition Corp. (OTC BB: TACA), a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in a technology-related sector. He was named to Institutional Investor’s “All-American” research team in 1996, 1997 and 1998. During his career, Mr. Cohen has managed technology research groups covering computer software and hardware companies, telecommunication companies and semiconductor companies at several firms, including Wit SoundView, Merrill Lynch & Co., UBS Securities and Salomon Smith Barney. Mr. Cohen is also the owner and a principal of JHC Capital Management, LLC, a registered investment adviser that serves as the sub-adviser to Royce Technology Value Fund, a technology-focused mutual fund. Mr. Cohen serves on the boards of Technology Investment Capital Corp. (Nasdaq: TICC) and TAC Acquisition Corp. (OTC BB: TACA).

•	Saul B. Rosenthal, our President and Chief Operating Officer, has eight years of experience in the capital markets, with a focus on small to middle-market transactions in the technology sector. He is currently the President of Technology Investment Capital Corp. (Nasdaq: TICC), T2 Advisers, LLC, the investment manager for T2 Income Fund Limited (LSE AIM: T2I), and TAC Acquisition Corp. (OTC BB: TACA), a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in a technology-related sector. Mr. Rosenthal previously served as President of Privet Financial Securities, LLC, a broker-dealer providing advisory services to technology companies, and previously led the private financing/public company effort at SoundView Technology Group, where he co-founded SoundView’s Private Equity Group. He was a Vice-President and co-founder of the Private Equity Group at Wit Capital from 1998 to 2000. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of T2 Income Fund Limited (LSE AIM: T2I) and TAC Acquisition Corp. (OTC BB: TACA).

•

Ronald D. Celmer, who is expected to become a Managing Director of TIM and BDC Partners upon completion of this offering, has more than 20 years of business experience as a private equity investor, board member and operating manager. Mr. Celmer’s diverse operating experience includes industry experience in enterprise software, specialty paper product manufacturing, direct marketing, personal-care products and home furnishings. Mr. Celmer is presently a Managing Director of Nightingale & Associates, LLC, a professional services firm specialized in providing consultation services to under-performing companies. Prior to joining Nightingale & Associates, Mr. Celmer served as interim Chief Executive Officer of Mediabay (Nasdaq:MBAY), a direct marketer of audio-based media properties. Prior to Mediabay, Mr. Celmer was a Managing Director and General Partner with Bear Stearns, managing the investment of institutional capital in private equity transactions involving companies operating in the business services, enterprise software, healthcare, and telecommunications industries. As an active investor, Mr. Celmer has served on the Board of Directors of public and private companies including Active Health Management, United Devices, Avolent, Capital IQ and Salon Media, frequently holding seats on their audit and compensation committees. Mr. Celmer also served as a General Partner with Prospect Street Ventures, a private equity firm, and as a General Partner with Ardshiel, a private merchant bank investing in leveraged buy-outs and restructurings. Mr. Celmer will not be subject to any non-compete restrictions with respect to his employment with TIM and BDC Partners.

The collective decision-making process at TIM utilizes the experience and expertise of its investment professionals focused on three valuable and distinct, albeit not mutually exclusive, disciplines: (1) assessing the validity of a particular technology company’s business model; (2) understanding the value potential of a private equity investment; and (3) evaluating the complementary public company environment. The management team and senior investment professionals of TIM have an average of approximately 15 years in one or more of the above-referenced disciplines. We believe that these three distinct disciplines could create an effective and complete investment approach for T-Equity.

TIM’s focus and expertise in the technology and technology-related sectors.

We will concentrate our investments in companies in the technology-related industries. We believe that this focus, together with the experience of TIM’s investment professionals in analyzing and financing such companies, could afford us a sustainable competitive advantage. In particular, TIM’s investment professionals have expertise in assessing the value of intellectual property assets, and in evaluating the operating characteristics of technology-related companies. As a result, we believe that, through TIM, we could have a competitive advantage over less specialized investors, particularly over investors with limited experience investing in technology-related companies. In addition, we believe that our specialization in financing companies within the technology sector will enable us to monitor our equity investments in portfolio companies, and to advise portfolio companies on consolidation and exit opportunities more rapidly and effectively than those less specialized investors, thereby improving the position of our franchise.

Investment Process

Identification of prospective portfolio companies.

We expect to identify and source new prospective portfolio companies through a network of venture capital and private equity funds, investment banks, accounting and law firms and direct company relationships. We have identified several criteria that we believe are important in seeking our investment objective with respect to technology-related companies. These criteria provide general guidelines for our investment decisions; however, we will not require each prospective portfolio company in which we choose to invest to meet all of these criteria.

•	Experienced management—We generally will require that our portfolio companies have an experienced management team. We also will require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

•	Strong, competitive position in industry—We will seek to invest in technology-related companies that have developed a strong, competitive position within their respective sector or niche of a technology-related industry.

•	Growing revenues and visible profitability—We will focus on technology-related companies that have recurring and growing revenues and that have a clear path to generating operating cash flow. Typically, we would not expect to invest in start-up companies.

•	Clearly defined exit strategy—Prior to making an investment, we will analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize appreciation, if any, in the value of our equity interest. Liquidity events may include an initial public offering, a merger or an acquisition of the company, a private sale of our equity interest to a third party, or a purchase of our equity position by the company or one of its stockholders. We will also consider the potential time horizon for any such event.

Due diligence.

If a technology-related company meets some of the characteristics described above, we will perform a preliminary due diligence review including company and technology assessments, market analysis, competitive analysis, evaluation of management, risk analysis and transaction size, pricing and structure analysis. The criteria delineated below provide general parameters for our investment decisions, although not all of such criteria will be followed in each instance.

The following outlines our due diligence process:

Management team and financial sponsor:

•	management assessment including a review of management’s track record with respect to product development and marketing, mergers and acquisitions, alliances, collaborations, research and development outsourcing and other strategic activities, reference and background checks; and

•	financial sponsor reputation, track record, experience and knowledge.

Business:

•	industry and competitive analysis;

•	customer and vendor interviews to assess both business prospects and standard practices of the company;

•	assessment of likely exit strategies; and

•	potential regulatory / legal issues.

Financial condition:

•	detailed review of the historical financial performance and the quality of earnings;

•	development of detailed pro forma financial projections;

•	review of internal controls and accounting systems;

•	review of assets and liabilities, including contingent liabilities; and

•	customer and vendor interviews to assess both business prospects and standard practices of the company.

Technology assessment:

•	evaluation of intellectual property position;

•	review of research and development milestones;

•	analysis of core technology under development;

•	assessment of collaborations and other technology validations; and

•	assessment of market and growth potential.

Contemporaneous with our due diligence process, the investment team will prepare a detailed investment memorandum for presentation to our Investment Committee, which currently consists of Messrs. Cohen and Rosenthal. Our Investment Committee will review and approve each of our portfolio investments.

Investment structuring

We will seek to provide our stockholders with long-term capital growth through the appreciation in the value of our equity positions and warrants or other equity instruments that we may receive when we make investments in technology-related companies. Our equity investments will typically be privately negotiated, and will consist of securities for which no ready market exists. As a result, our investments will generally be highly illiquid. In many cases, we will also obtain registration rights in connection with our equity interests, which may include demand and “piggyback” registration rights.

Ongoing Relationships with Portfolio Companies

Monitoring

We will monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We will closely monitor the status and performance of each individual company. In many cases, we may also obtain board positions or board observation rights from our portfolio companies in connection with our equity investment.

We have several methods of evaluating and monitoring the performance of our equity positions, including but not limited to, the following:

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan;

•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	periodic formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;

•	attendance at and participation in board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial assistance

As a business development company, we will be required to offer, and in some cases may provide and be paid for, significant managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

Prospective Portfolio Companies

The chart below sets forth a brief description of the key terms of each non-binding memorandum of understanding that we have entered into to make an investment, either directly or indirectly. We currently expect to fund the investments described in these non-binding agreements using the net proceeds of this offering. The consummation of each investment will depend upon the completion of this offering, satisfactory completion of our due diligence investigation of the prospective portfolio companies, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in a form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final form of our investments remains subject to additional negotiations with these companies. We have no relationship with any prospective portfolio company other than these non-binding memoranda of understanding.

Name	Industry	Type of Security	Amount of Investment	Description
Company A	Network Security	Convertible Preferred Stock	$12.0 million	Appliance-based network security solutions

Company B	Security Management	Convertible Preferred Stock	$15.0 million	Enterprise security information management software

Company C	Mobile Workforce Management	Convertible Preferred Stock	$8.5 million	Location-based workforce tracking software solutions

Company D	IT Services	Convertible Preferred Stock	$20.0 million	IT hardware maintenance systems

Our investment adviser, TIM, has screened each of the prospective portfolio companies to determine that each satisfies our investment criteria, has initiated a due diligence investigation of each prospective portfolio company and negotiated the terms of the non-binding memoranda of understanding. We can offer no assurance that the terms of these memoranda of understanding will not change in material ways, as is often the case between signing and closing. In particular, the equity instruments expected to be purchased from these prospective portfolio companies and the terms of such instruments may differ from what is contemplated in the memoranda of understanding. Upon the consummation of an investment, TIM will be responsible for monitoring and servicing our investment.

If we do not wish to make an investment, we will not be obligated to do so. Similarly, none of the prospective portfolio companies is obligated to obtain financing from us. We can offer no assurance that we will not discover facts in the course of our due diligence investigation that would cause us to change the terms of these investments or render these investments imprudent or that any of the investments described above will actually be made.

Competition

Our primary competitors to provide financing to technology-related companies will include private equity and venture capital funds, other equity and non-equity based investment funds and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors— Risks Relating to Our Business and Structure.”

Employees

We will have no employees. Our day-to-day investment operations will be managed by our investment adviser. In addition, we will reimburse BDC Partners for an allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer, our Controller (once one is retained), and any administrative support personnel. See “Management—Investment Advisory Agreement.”

Properties

Our corporate headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut, in the offices of BDC Partners. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by BDC Partners. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter.

We will carry our investments at fair value, as determined in good faith by our Board of Directors. Securities that are publicly traded will be valued at the reported closing price on the valuation date. Securities that are not publicly traded will be valued at fair value as determined in good faith by our Board of Directors. In connection with that determination, members of our portfolio management team will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. We also intend to engage an independent valuation firm to perform independent valuations of our investments. However, the independent valuation firm will not prepare valuations for any portfolio investments that, when combined with all other investments in the same portfolio company, have a fair value as of the previous quarter of less than $2 million.

The Board of Directors will use the recommended valuations as prepared by management and the independent valuation firm, respectively, as a component of the foundation for its final fair value determination. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. We will record unrealized depreciation on investments when we believe that an investment has become impaired. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value will be recorded in the statement of operations as the net change in unrealized appreciation or depreciation.

Determinations in Connection with Offerings

In connection with each offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (2) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (1) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

MANAGEMENT

Portfolio Management

The management of our investment portfolio will be the responsibility of our investment adviser, TIM, and our Investment Committee, which currently consists of Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer. Our Investment Committee must approve each new investment that we make. The members of our Investment Committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities. Such members will be, however, employed by our investment adviser, TIM. In addition, Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, the managing member of TIM, will be entitled to a portion of any investment advisory fees paid by T-Equity to TIM.

Because our investment adviser, TIM, currently provides portfolio management services to both TICC and to us, there may be a conflict of interest with respect to TIM’s management of our portfolio on the one hand, and the management of TICC’s portfolio by TIM on the other. However, we do not believe that the equity and equity-related investments we intend to pursue would be attractive to TICC, given its current focus on providing debt capital to small- and medium-sized technology-related companies. Specifically, TIM does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both T-Equity and TICC.

However, to the extent it does identify such opportunities, TIM will allocate such opportunities between T-Equity and TICC pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable. Specifically, given that, following this offering, T-Equity will likely have approximately half the total assets of TICC, and will initially pursue smaller investments than those targeted by TICC, should TIM be presented with opportunities appropriate to both entities, it will allocate such opportunities as follows: (1) prospective transactions with an investment opportunity of $10 million or more will be allocated to TICC; and (2) prospective transactions with an investment opportunity of less than $10 million will be allocated to T-Equity. This policy will be monitored, and will be modified accordingly, to the extent that a determination is made by TIM that a different policy would be more equitable to each of TICC and T-Equity, based upon changes in their relative asset size or other factors. Any change in TIM’s allocation policy will be disclosed in T-Equity’s subsequent reports filed with the Securities and Exchange Commission pursuant to the 1934 Act.

TIM has agreed that, during the term of the Investment Advisory Agreement, it will not serve as investment adviser to any other public or private entity within the United States that utilizes a principal investment strategy of providing equity financing to technology-related companies similar to those that we will target.

In addition, Mr. Cohen is currently the owner and Principal of JHC Capital Management, a registered sub-adviser to the Royce Technology Value Fund. Messrs. Cohen and Rosenthal also serve on the Board of Directors and as Chief Executive Officer and President, respectively, of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating companies in the technology-related sector. Likewise, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and as President and a non-independent director, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology-related sector. As a result of their respective positions with the Royce Technology Value Fund, TAC Acquisition Corp. and T2 Income Fund Limited, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interest with respect to their management of our portfolio on the one hand, and their respective obligations to each of the Royce Technology Value Fund, TAC Acquisition Corp. and T2 Income Fund Limited on the other. See “Risk Factors—Risks Relating to Our Business and Structure—There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.”

Board of Directors

Our Board of Directors will oversee our management. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors will maintain an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Certain information with respect to each of the directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that they hold, and the year in which each of them became a director of T-Equity. The business address of each director listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Independent Directors

The following directors are not “interested persons” of T-Equity as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Steven P. Novak (2006)	56	Mr. Novak currently serves as President of Palladio Capital Management, LLC and as the Principal and managing member of the General Partner of Palladio Partners, LP, an equities hedge fund that commenced operations in July 2002. Prior to founding Palladio, Mr. Novak was a Managing Director of C.E. Unterberg, Towbin from February 1993 through December 2001. Mr. Novak serves on the Board of Directors of TICC, a business development company that focuses on providing debt capital to small- and medium-sized technology-related companies, CyberSource Corporation, a publicly traded Internet based epayments processor company, and TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in a technology-related sector.

G. Peter O’Brien (2006)	60	Mr. O’Brien was a member of the Board of Trustees of Colgate University from May 1996 to May 2005 and is currently a member of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents in Riverside, Connecticut. Mr. O’Brien retired as a Managing Director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O’Brien serves on the Board of Directors of TICC, a business development company that focuses on providing debt capital to small- and medium-sized technology-related companies, the Legg Mason Family of Mutual Funds and The Royce Funds.

Name and Year First Elected Director	Age	Background Information
Tonia L. Pankopf (2006)	38	Ms. Pankopf was a senior analyst and Managing Director at Palladio Capital Management from January 2004 through April 2005. She was an independent investment consultant from July 2003 through December 2003. She previously served as an analyst and portfolio manager with P.A.W. Capital Partners, LP from 2001 to July 2003. Ms. Pankopf was a senior analyst and Vice President at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999. Ms. Pankopf currently serves on the Board of Directors of TICC, a business development company that focuses on providing debt capital to small- and medium-sized technology-related companies.

Interested Directors

Messrs. Cohen and Royce are “interested persons” of T-Equity as defined in the 1940 Act. Mr. Cohen is an interested person of T-Equity due to his position as Chief Executive Officer of T-Equity and TIM, T-Equity’s investment adviser, and as the Managing Member of BDC Partners, the Managing Member of TIM. Mr. Royce is an interested person of T-Equity due to his relationship with Royce & Associates.

Name and Year First Elected Director	Age	Background Information
Jonathan H. Cohen (2006)	41	Mr. Cohen has served as the Chief Executive Officer of T-Equity Capital Corp. since 2006. In addition, Mr. Cohen has served as Chief Executive Officer of both TICC, a business development company that focuses on providing debt capital to small- and medium-sized technology-related companies, and TIM, the investment adviser for T-Equity and TICC, and as the Managing Member of BDC Partners, since 2003. In addition, Mr. Cohen has served since 2005 as Chief Executive Officer and Chairman of the Board of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in a technology-related sector. Mr. Cohen has also served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to T2 Income Fund Limited, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology sector. Mr. Cohen is also the owner, Managing Member, and a Principal of JHC Capital Management, a registered investment adviser

Name and Year First Elected Director	Age	Background Information
		that serves as the sub-adviser to the Royce Technology Value Fund, and was previously a Managing Member and Principal of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999.

Charles M. Royce (2006)	66	Mr. Royce has served as President and Chief Investment Officer (since 1972) and a member of the Board of Managers (since 2001) of Royce & Associates. He also manages or co-manages ten of Royce & Associates’ open- and closed-end registered funds. Mr. Royce serves on the Board of Directors of TICC, a business development company that focuses on providing debt capital to small- and medium-sized technology-related companies, and on the Boards of Trustees/Directors of The Royce Funds.

Information About Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of T-Equity. Certain of our executive officers may serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Saul B. Rosenthal	37	Mr. Rosenthal has served as the President and Chief Operating Officer of T-Equity Capital Corp. since 2006. In addition, Mr. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of both TICC, a business development company that focuses on providing debt capital to small- and medium-sized technology-related companies, and TIM, the investment adviser for T-Equity and TICC, and is a Member of BDC Partners. Mr. Rosenthal was previously President of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Mr. Rosenthal led the private financing/public company effort at SoundView Technology Group, an investment bank, from 2000 to 2002, where he co-founded SoundView’s private equity group. In addition, Mr. Rosenthal has served since 2005 as President and a Director of TAC Acquisition Corp., a

Name	Age	Background Information
		special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in a technology-related sector. Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC and a Non-Independent Director of T2 Income Fund Limited, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology sector, for which T2 Advisers, LLC serves as investment adviser.

Patrick F. Conroy	49	Mr. Conroy has served as the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of T-Equity Capital Corp. since 2006. In addition, Mr. Conroy has served as the Chief Financial Officer since 2003, and the Chief Compliance Officer, Treasurer, and Corporate Secretary since 2004 of TICC, a business development company that focuses on providing debt capital to small- and medium-sized technology-related companies, TIM, and BDC Partners. He joined the TICC in December 2003, and was previously a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC and the Chief Financial Officer and a Non-Independent Director of T2 Income Fund Limited, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology sector, for which T2 Advisers, LLC serves as investment adviser. Mr. Conroy was the Chief Financial Officer of New York Mercantile Exchange from 1993 to 2003. He is a certified public accountant.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. All directors are expected to attend at least 75% of the aggregate number of meetings of the board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee

The Audit Committee will operate pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities will include recommending the selection of the independent registered public accounting firm for T-Equity, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of T-Equity’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing T-Equity’s annual financial statements and periodic filings, and receiving T-Equity’s audit reports and financial statements. The Audit Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules of the Nasdaq National Market. Our Board of Directors has determined that Mr. Novak is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K of the 1934 Act. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of T-Equity as that term is defined in Section 2(a)(19) of the 1940 Act.

The Nominating Committee

T-Equity does not have a nominating committee. A majority of the independent directors of the Board of Directors, in accordance with the Nasdaq National Market listing standards, will recommend candidates for election as directors. T-Equity does not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the independent members of the Board of Directors will consider the following factors:

•	the appropriate size and composition of T-Equity’s Board of Directors;

•	whether or not the person is an “interested person” of T-Equity as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of T-Equity with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of T-Equity’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

Our Board of Directors’ goal is to assemble a Board of Directors that brings to T-Equity a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the Board of Directors may also consider such other factors as they may deem are in the best interests of T-Equity and its stockholders. The Board of Directors also believes it appropriate for certain key members of T-Equity’s management to participate as members of the Board of Directors.

The independent members of the Board of Directors will identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to T-Equity’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors will identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors will be polled for suggestions as to individuals meeting the above criteria. Research may also be performed to identify qualified individuals. To date, T-Equity has not engaged third parties to identify or evaluate or assist in identifying potential nominees although T-Equity reserves the right in the future to retain a third party search firm, if necessary.

The Valuation Committee

The Valuation Committee will establish guidelines and make recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf.

The Compensation Committee

T-Equity does not have a compensation committee because our executive officers do not receive any direct compensation from T-Equity.

Compensation

The following table sets forth compensation expected to be received by each of our directors, none of whom is an employee of T-Equity, and our executive officers for the year ended December 31, 2006.

Compensation Table

Name and Position	Aggregate Compensation from T-Equity(1)		Pension or Retirement Benefits Accrued as Part of T-Equity’s Expenses(2)	Total Compensation From T-Equity and Fund Complex Paid to Directors(3)
Interested Directors
Jonathan H. Cohen, Chief Executive Officer	—		None	—
Charles M. Royce	—		None	—

Independent Directors
Steven P. Novak	$30,000		None	$90,000
G. Peter O’Brien	$30,000		None	$85,000
Tonia L. Pankopf	$30,000		None	$85,000

Executive Officers
Patrick F. Conroy, Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary	—	(4)	None	—
Saul B. Rosenthal, President and Chief Operating Officer	—	(5)	None	—

(1)	We are newly organized, and the amounts listed are estimates for the year ending December 31, 2006. For a discussion of the independent directors’ compensation, see below.

(2)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(3)	Consists of the aggregate amount of directors’ fees expected to be paid to such independent directors for their service to both T-Equity and TICC, respectively, during 2006. TICC, for which TIM also serves as investment adviser, may be deemed to be part of a “fund complex” with T-Equity as a result of their mutual affiliation with TIM. For the year ended December 31, 2005, Messrs. Novak and O’Brien and Ms. Pankopf each received $45,000, respectively, for their service as members of the Board of Directors of TICC.
(4)	The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary, will be paid by BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to us. Mr. Conroy’s compensation is established by our Board of Directors as a result of his position as our Chief Compliance Officer. For the fiscal year ending December 31, 2006, the amount of the reimbursement is expected to be approximately $100,000.
(5)	With the exception of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary, none of the above-referenced officers receives compensation from us.

Compensation of Directors

The independent directors will receive an annual fee of $35,000, which will be prorated for the year ending December 31, 2006, and $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. No additional fees will be paid in connection with attending committee meetings. No compensation is expected to be paid to directors who are interested persons of T-Equity as defined in the 1940 Act for the year ended December 31, 2006.

Investment Advisory Agreement

Our Investment Adviser

Our investment activities will be managed by TIM, which is an investment adviser registered under the Investment Advisers Act of 1940. Under the investment advisory agreement between us and TIM, we have agreed to pay TIM an annual base management fee based on our gross assets, including any proceeds from this offering which have not yet been invested in portfolio companies, beginning upon completion of this offering, as well as an incentive fee based on our performance.

Messrs. Cohen and Rosenthal, and the other investment professionals affiliated with TIM, have developed an origination infrastructure that we believe could provide T-Equity with a competitive advantage in locating potential equity investments. TIM has built an origination platform focused on identifying and evaluating investment opportunities among small and medium-sized technology-related companies. TIM currently has six investment professionals engaged in sourcing, originating, negotiating and monitoring investments in technology-related companies. In addition, we expect that TIM will retain Ronald D. Celmer, a senior investment professional with significant private equity experience, to serve as a Managing Director of TIM immediately upon consummation of this offering.

The investment professionals employed by T-Equity’s investment adviser, TIM, also currently provide management and advisory services to the following entities:

Name	Entity	Investment Focus	Total Assets(1)
Technology Investment Capital Corp.	Business development company	Principally debt investments in U.S. technology-related companies	$270 million

T2 Income Fund Limited (2)	Guernsey-based fund	Principally debt and equity investments in foreign technology-related companies	$65 million

Royce Technology Value Fund (3)	Mutual fund	Equity securities of public small- and medium-size technology companies	$28 million

(1)	Total assets are calculated as of December 31, 2005, and are rounded to the nearest million.

(2)	T2 Advisers, LLC serves as the investment adviser to T2 Income Fund Limited. BDC Partners is the managing member (i.e., equity holder), and Royce & Associates, LLC is the non-managing member, of T2 Advisers, LLC.
(3)	JHC Capital Management, LLC serves as a sub-adviser to Royce Technology Value Fund. Mr. Cohen is the owner and a principal of JHC Capital Management, LLC.

The principals of TIM, including Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, have significant experience in the private equity markets and with technology-related companies. Specifically, Messrs. Cohen and Rosenthal have an average of approximately 13 years of experience in evaluating and managing investments in technology-related companies, and currently manage total assets of approximately $485 million through the various entities with which they are affiliated. In addition, Royce & Associates, which is the non-managing member and 50% owner of TIM, has agreed to make Charles M. Royce, its President, or certain other of its portfolio managers, available to TIM to provide certain consulting services without compensation.

In 2003, Messrs. Cohen and Rosenthal formed and participated in the $150 million initial public offering of TICC, a business development company which invests primarily in debt securities and currently trades on the Nasdaq National Market. TICC had approximately $270 million in total assets as of December 31, 2005. In 2005, Messrs. Cohen and Rosenthal, along with other investment professionals affiliated with TIM, established T2, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in technology sectors, which is traded on the London Stock Exchange’s Alternative Investment Market, or AIM. T2 had approximately $65 million in total assets as of December 31, 2005. T2 Advisers, LLC, for which Messrs. Cohen and Rosenthal serve as Chief Executive Officer and President, respectively, is the investment adviser to T2.

In addition, Messrs. Cohen and Rosenthal serve as Chief Executive Officer and President, respectively, of TAC, a special purpose acquisition company which conducted an initial public offering in June 2005 for the purpose of acquiring one or more technology-related companies, and which currently has approximately $122 million available to complete such an acquisition. Substantially all of the assets of TAC are currently held in a trust account in the form of money market fund investments, and TAC has no other operations. In accordance with the terms of its initial public offering, TAC must complete a business combination by June 2006, or December 2006 if it has executed a letter of intent or definitive agreement by June 2006. The assets held in the trust account may only be released upon the earlier of the completion of a business combination by TAC or upon its liquidation. If TAC were liquidated, the funds held in the trust account would be returned to the public stockholders of TAC.

Mr. Cohen is also the owner and a principal of JHC Capital Management, LLC, which serves as a sub-adviser to Royce Technology Value Fund, a mutual fund focused on investing in equity securities of public small- and medium-sized technology companies. Royce Technology Value had approximately $28 million in total assets as of December 31, 2005.

Management Services

TIM will serve as our investment adviser. TIM is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, TIM will manage the day-to-day operations of, and provide investment advisory services to, T-Equity. Under the terms of the Investment Advisory Agreement, TIM will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determine what securities we will purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make; and

•	close, monitor and service the investments we make.

TIM’s services under the Investment Advisory Agreement will not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. TIM currently serves as the investment adviser for TICC, a business development company that focuses on providing debt capital to small- and medium-sized technology-related companies. TIM has agreed that, during the term of the Investment Advisory Agreement, it will not serve as investment adviser to any other public or private entity within the United States that utilizes a principal investment strategy of providing equity financing to technology-related companies similar to those that we will target. TIM does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both T-Equity and TICC. However, to the extent it does identify such opportunities, TIM will allocate such opportunities between T-Equity and TICC pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable.

Specifically, given that, following this offering, T-Equity will likely have approximately half the total assets of TICC, and will initially pursue smaller investments than those targeted by TICC, should TIM be presented with opportunities appropriate to both entities, it will allocate such opportunities as follows: (1) prospective transactions with an investment opportunity of $10 million or more will be allocated to TICC; and (2) prospective transactions with an investment opportunity of less than $10 million will be allocated to T-Equity. This policy will be monitored, and will be modified accordingly, to the extent that a determination is made by TIM that a different policy would be more equitable to each of TICC and T-Equity, based upon changes in their relative asset size or other factors. Any change in TIM’s allocation policy will be disclosed in T-Equity’s subsequent reports filed with the Securities and Exchange Commission pursuant to the 1934 Act.

Management Fees

We will pay TIM a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to TIM, and any incentive fees earned by TIM, will ultimately be borne by our common stockholders.

The base management fee (the “Base Fee”) will be calculated at an annual rate of 2.00% of our gross assets. However, for the six-month period commencing from the closing of our IPO, TIM will waive one half of that fee, reducing it to 1.0% of our gross assets for that period. The amount waived for such period cannot be recovered in any subsequent period. For the period from the close of the IPO through and including December 31, 2006, the Base Fee will be payable monthly in arrears, and will be calculated based on the initial value of our assets upon the closing of the IPO. For services rendered after December 31, 2006, the Base Fee will be payable monthly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated.

The incentive fee will equal 20% of our “Incentive Fee Capital Gains,” which will equal our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation (losses) for that year. The incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2006. TIM has, however, waived its right to receive any Incentive Fee otherwise payable to it with respect to any full or partial calendar year, unless as of the end of such calendar year at least eighty percent (80%) of the net proceeds of the IPO, as reduced by the fees and expenses of the IPO, including underwriting discounts and commissions, have previously been invested in portfolio company investments (as opposed to cash and similar temporary investments).

The Incentive Fee for a calendar year or a portion of a calendar year will be an amount equal to 20% of our Incentive Fee Capital Gains for the period. Our “Incentive Fee Capital Gains” for a period means an amount equal to our realized capital gains for the period minus the sum of our realized capital losses and unrealized capital depreciation (losses) for the period.

Any Incentive Fee otherwise payable to TIM for any full or partial calendar year will be reduced if, and to the extent that, after giving effect to the payment of the Incentive Fee as if that fee were a proportionate share of our net realized and unrealized capital gains for the period, our remaining net realized and unrealized capital gains for the period would be less than the “preferred return” for that period. The “preferred return” for a period is an amount equal to 8% of the value of our net assets allocable to our common stock as of the commencement of the period, appropriately adjusted for any common stock issuances, sales and/or repurchases effected during such period. Any reduction as a result of failing to meet the “preferred return” in any particular calendar year cannot be recovered in any subsequent calendar year. In no event will the Incentive Fee be greater than 20% of the Incentive Fee Capital Gain in any calendar year.

TIM has waived its right to receive any Incentive Fee otherwise payable to it with respect to any full or partial calendar year, unless as of the end of such calendar year at least eighty percent (80%) of the net proceeds of the IPO, as reduced by the fees and expenses of the IPO, including underwriting discounts and commissions, have previously been invested in portfolio company investments (as opposed to cash and similar temporary investments). Any amount waived in any particular calendar year cannot be recovered in any subsequent calendar year.

Example: Calculation of incentive fee(1)

Incentive Fee = 20% x Incentive Fee Capital Gain (i.e., realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation (losses) for that calendar year)

Preferred Return = 8% x Corporation’s net assets at the beginning of the period

For purposes of determining if the preferred return has been reached, both net realized and net unrealized capital gains will be taken into account (“Preferred Return Capital Gain”)

Incentive Fee is reduced by and to the extent that after giving effect to the payment of the Incentive Fee the remaining Preferred Return Capital Gain would be less than the Preferred Return

Assumptions:

Net assets at beginning of each year is $1000

Therefore, the Preferred Return for each year is $80 (i.e., 8% x $1000)

Year 1:

Incentive Fee Capital Gain = $500 (note: this does not include unrealized capital gains)

Preferred Return Capital Gain = $600 (note: this does include unrealized capital gains)

Year 2:

Incentive Fee Capital Gain = $80

Preferred Return Capital Gain = $90

Year 3:

Incentive Fee Capital Gain = ($50) (i.e, a net loss of $50)

Preferred Return Capital Gain = $80

Year 4:

Incentive Fee Capital Gain = $90

Preferred Return Capital Gain = $120

Year 1 Incentive Fee:

Incentive Fee = 20% x $500

Incentive Fee = $100

Preferred Return Capital Gain = $600

$600 – $100 = $500

Since the Preferred Return has been met ($500 > $80) the Incentive Fee is not reduced and therefore:

Incentive Fee for Year 1 = $100

Year 2 Incentive Fee:

Incentive Fee = 20% x $80

Incentive Fee = $16

Preferred Return Capital Gain = $90

$90 – $16 = $74

Since the Preferred Return has not been met ($74 < $80) the Incentive Fee will be reduced by $6 so that the Preferred Return of $80 will be maintained.

Incentive Fee for Year 2 = $10 (i.e., $16 – $6)

Year 3 Incentive Fee:

No incentive fee, since the Incentive Fee Capital Gains is negative

Therefore, the Incentive Fee for Year 3 is $0

Year 4 Incentive Fee:

Incentive Fee = 20% x $90

Incentive Fee = $18

Preferred Return Capital Gain = $120

$120 – $18 = $102

Since the Preferred Return has been met ($102 > $80) the Incentive Fee is not reduced and therefore:

Incentive Fee for Year 4 is $18

(1)	The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

We intend to seek primarily minority equity positions in our portfolio companies. Neither we, nor our investment adviser, TIM, will have the ability to control the timing of when we realize capital gains or losses with respect to such minority positions. We expect the timing of such realization events to be determined by our portfolio companies in such cases. To the extent we have non-minority investments, TIM may have some control over the timing of a realization event. In such cases, our board of directors will monitor such investments in connection with their general oversight of the investment management services provided by TIM.

Payment of our Expenses

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by BDC Partners, the investment adviser’s managing member. We are responsible for all other costs and expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our Board of Directors); transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conference and similar events); federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer, our Controller (once one is retained), and other administrative support personnel. All of these expenses are ultimately borne by our common stockholders.

Duration and Termination

The Investment Advisory Agreement was approved by our Board of Directors on April 25, 2006. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to Our Business and Structure—We will be dependent upon TIM’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal. If we lose any member of our key management team, our ability to implement our business strategy could be significantly harmed.” The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, TIM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation BDC Partners, are entitled to indemnification from T-Equity for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of TIM’s services under the Investment Advisory Agreement or otherwise as an investment adviser of T-Equity.

Organization of the Investment Adviser

TIM is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. BDC Partners, a Delaware limited liability company, is its managing member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. The principal address of TIM and BDC Partners is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Royce & Associates, a Delaware limited liability company, is the investment adviser’s non-managing member. Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to the investment adviser to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

Board Approval of the Investment Advisory Agreement

Our Board of Directors determined at a meeting held on April 25, 2006, to approve the Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (1) the nature, quality and extent of the advisory and other services to be provided to us by TIM; (2) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (3) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (4) any existing and potential sources of indirect income to TIM or BDC Partners from their relationships with us and the profitability of those relationships; (5) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (6) the organizational capability and financial condition of TIM and its affiliates; (7) TIM’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to TIM; and (8) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested directors, concluded that fees payable to the investment adviser pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided.

Investment Personnel

We expect our investment personnel to consist of our executive officers, Jonathan H. Cohen and Saul B. Rosenthal, and four additional investment professionals.

The following information pertains to the investment personnel of TIM who are not executive officers of T-Equity:

Ronald D. Celmer.    Mr. Celmer is expected to serve as a Managing Director of TIM upon completion of this offering. Mr. Celmer has served since 2003 as a Managing Director of Nightingale & Associates, LLC, a professional services firm specializing in providing consulting services to under-performing companies. From 2002 to 2003, Mr. Celmer served as interim Chief Executive Officer of Mediabay, Inc., a direct marketer of audio-based media properties. From 1997 to 2002, Mr. Celmer served as a Managing Director and General Partner of Bear Stearns Asset Management, where he managed the investment of institutional capital in private equity transactions involving companies operating in the business services, enterprise software, healthcare, and telecommunications industries. As an active investor, Mr. Celmer has served on the Board of Directors of public and private companies including Active Health Management, United Devices, Avolent, Capital IQ and Salon Media, frequently holding seats on their audit and compensation committees. Mr. Celmer also served as a General Partner with Prospect Street Ventures, a private equity firm, and as a General Partner with Ardshiel, a private merchant bank investing in leveraged buy-outs and restructurings.

Darryl M. Monasebian.    Mr. Monasebian is the Managing Director and head of portfolio management of TIM. Mr. Monasebian has also served since 2005 as the Managing Director, portfolio management, of T2 Advisers, LLC, the investment adviser to a fund, T2 Income Fund Limited, established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology sector. Prior to joining TIM, Mr. Monasebian was a Director in the Merchant Banking Group at BNP Paribas, and prior to that was a Director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department.

Barry A. Osherow.    Mr. Osherow is a Principal of TIM and a Principal of T2 Advisers, LLC, the investment adviser to a fund, T2 Income Fund Limited, established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology sector. He has over nine years of experience in financing companies. From 2002 to 2004, Mr. Osherow was Vice President of Privet Financial Securities, a registered broker-dealer and financial consultant to small- to medium-sized private and public technology companies. He was previously at SoundView Technology Group from 2000 to 2002, where he was most recently employed as an associate in the Private Equity Group, which he co-founded. Mr. Osherow was a founding employee of Wit Capital in 1996 (which merged with SoundView) and worked on developing several business units, including brokerage, public relations, investor relations, equity sales and marketing. Prior to Wit Capital, he was Vice President of Spring Street Brewing Company, where he was in charge of sales, marketing and merchandising. He began his career at Lehman Brothers from 1994 to 1995.

Dana Serman.    Mr. Serman is a Senior Vice President of TIM. Mr. Serman has also served since 2005 as a Vice President and the Corporate Secretary for TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in a technology-related sector. In addition, Mr. Serman has been employed since 2003 by JHC Capital Management, LLC, a registered investment adviser, where he performs research on small- and mid-capitalization technology companies. From 2002 to 2003, Mr. Serman worked as an independent consultant to JHC Capital Management, LLC. From 1999 to 2001, Mr. Serman worked as a Vice President in equity research at Lazard LLC, where he followed Internet infrastructure and enterprise software companies. Previously, Mr. Serman worked at Schroders Investment Management Limited from 1994 to 1999, spending his first three years on the buy side analyzing technology, media and telecommunications companies, before moving to the sell side in 1997 to research telecommunications and Internet companies, as a research analyst. Mr. Serman is a Chartered Financial Analyst.

Administration Agreement

Pursuant to a separate administration agreement, BDC Partners furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, BDC Partners also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, BDC Partners assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer, our Controller (once one is retained), and any administrative support personnel. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, BDC Partners and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from T-Equity for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners’ services under the administration agreement or otherwise as administrator for T-Equity.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust over which a court in the U.S. has primary supervision over its administration or over which U.S. persons have control; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

As a business development company, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2006 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (2) net income derived from an interest in a “qualified publicly traded partnership;” and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the (1) securities, other than U.S. government securities or securities of other RICs, of one issuer, (2) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (3) securities of one or more “qualified publicly traded partnerships.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Except as set forth in “Failure to Qualify as a Regulated Investment Company,” the remainder of this discussion assumes we will qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income that is designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long term capital gain, provided that holding period and other requirements are met by both the stockholders and us. (However, distributions paid by us generally will not be eligible for the preferential tax rate applicable to “qualified dividend income,” since our income generally will not consist of dividends). Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We currently intend to distribute any realized net capital gains at least annually, but in the future we may opt to retain some or all of our net capital gains, and designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2008 on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. State and local jurisdictions may tax capital gains and ordinary income at the same or different rates.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rates applicable to “qualified dividend income.”

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. In that case, we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Dividends paid to non-U.S. stockholders that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and other specified sources), and that are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. federal withholding tax if such non-U.S. stockholder provides us with a proper withholding certificate and certain other requirements are met. This provision generally would apply to distributions with respect to taxable years beginning before January 1, 2008. We currently do not intend to designate any of our distributions as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to U.S. federal withholding tax and may give rise to an obligation on the part of the non-U.S. stockholder to file a U.S. federal income tax return. This provision generally would apply to distributions with respect to taxable years beginning before January 1, 2008.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2008) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (1) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we would not generally be permitted to invest in any portfolio company in which TICC or any of TIM’s affiliates currently has an investment or to make any co-investments with TICC or any of TIM’s affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by TIM or TIM’s affiliates.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Relating to Our Business and Structure.”

Qualifying Assets

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.;

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company; and

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit.

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

The SEC has issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We do not believe that these proposed rules will have a material adverse effect on our operations.

Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and may be required to adjust our investment focus to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company. See “Risk Factors—Risks Relating to Our Business and Structure—Our ability to make investments may be limited in certain circumstances.”

Significant Managerial Assistance

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.

Investment Concentration

Our investment objective is to maximize our portfolio’s capital appreciation, principally by investing in the equity and equity-related securities of technology-related companies. In this respect, we intend to concentrate in the technology sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in the equity and equity-related securities of technology-related companies. This 80% policy is not a fundamental policy and therefore may be changed without the approval of our stockholders. However, we may not change or modify this policy unless we provide our stockholders with at least 60 days prior notice.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Code of Ethics

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. See “Risk Factors—Risks Relating to Our Business and Structure—There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.” Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser, TIM. The Proxy Voting Policies and Procedures of TIM are set forth below. (The guidelines are reviewed periodically by TIM and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to TIM).

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Technology Investment Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. The SEC also maintains a website at www.sec.gov that contains such information.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying The Bank of New York, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq National Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq National Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Dividend Reinvestment Department, P.O. Box 1958, Newark, NJ. 07101-9774 or by phone at (800) 524-4458.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering			Immediately after this offering(1)
Name and address	Type of ownership	Shares owned		Percentage	Shares owned	Percentage
BDC Partners, LLC(2)	Record and beneficial	100		100.0%	100	*
All officers and directors as a group (7 persons)	Beneficial	100	(3)	100.0%	250,000	2.5%

*	Represents less than 1%
(1)	Assumes issuance of 10,000,000 shares offered hereby, and the purchase in full by the officers and directors, collectively, of the 250,000 shares reserved for issuance pursuant to the directed share program. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The beneficial interest holders of all of the equity interest in BDC Partners, LLC are Jonathan H. Cohen and Saul B. Rosenthal.
(3)	The address for all officers and directors is c/o T-Equity Capital Corp., 8 Sound Shore Drive, Greenwich, CT 06830. Their ownership is attributable to the shares owned by BDC Partners.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors, as well as each member of our Investment Committee, immediately after this offering.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors
Jonathan H. Cohen(4)
Charles M. Royce
Independent Directors
Steven P. Novak
G. Peter O’Brien
Tonia L. Pankopf
Investment Committee Members
Saul B. Rosenthal

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.
(3)	The dollar range of equity securities beneficially owned in us is based on the initial offering price of our common stock in this offering of $15.00.
(4)	Mr. Cohen also serves on our Investment Committee.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an Investment Advisory Agreement with TIM. TIM is controlled by BDC Partners, its Managing Member. In addition to BDC Partners, TIM is owned by Royce & Associates as the non-managing member. BDC Partners, as the managing member of TIM, manages the business and internal affairs of TIM. In addition, BDC Partners provides us with office facilities and administrative services pursuant to an administration agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a Director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President and Chief Operating Officer, is also the President and Chief Operating Officer of TIM and a member of BDC Partners.

In addition to providing investment advisory services to T-Equity, TIM also provides investment advisory services to TICC. Jonathan H. Cohen, our Chief Executive Officer, Saul B. Rosenthal, our President and Chief Operating Officer, Patrick F. Conroy, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary, Charles M. Royce, a Director and the non-executive Chairman of our Board of Directors, and each of our independent Directors, each serve in similar capacities with TICC.

Mr. Royce is also President and Chief Investment Officer of Royce & Associates. Royce & Associates as the Non-Managing Member of our investment adviser, does not take part in the management or participate in the operations of TIM; however, Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TIM to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

JHC Capital Management, a registered investment adviser owned by Mr. Cohen, serves as the sub-adviser to the Royce Technology Value Fund. In addition, Messrs. Cohen and Rosenthal serve as Chief Executive Officer and President, respectively, of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating companies in the technology-related sector. Messrs. Cohen, Rosenthal and Novak also serve on the Board of Directors, and Messrs. Cohen, Rosenthal and Royce are significant stockholders, of TAC Acquisition Corp.

Likewise, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology-related sector. BDC Partners is the managing member, and Royce & Associates is the non-managing member, of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of TIM, BDC Partners and TICC, serves as Chief Financial Officer, Chief Compliance Officer and Treasurer for both T2 Income Fund Limited and T2 Advisers, LLC. Messrs. Rosenthal and Conroy also each serve as a non-independent director of T2 Income Fund Limited.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have applied to list our common stock on the Nasdaq National Market under the ticker symbol “TECC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of March 3, 2006:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	100

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of T-Equity, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not currently have any plans to issue preferred stock, however.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes expire in 2007, 2008 and 2009, respectively. Beginning in 2007, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (1) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

UNDERWRITING

Wachovia Capital Markets, LLC is acting as the representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this prospectus supplement, among us and the underwriters, we are selling an aggregate of 10,000,000 shares of our common stock to the underwriters, and each underwriter named below, through their representative, has severally agreed to purchase from us the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
Stifel, Nicolaus & Company, Incorporated
Wedbush Morgan Securities Inc.

Total	10,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all shares shown in the table above if any of the shares are purchased.

The underwriters propose to offer the shares to the public at the public offering price set forth on the cover page of this prospectus supplement and to dealers at the public offering price less a concession not to exceed $         per share. The underwriters may allow, and dealers may re-allow, a discount not in excess of $         per share to other dealers. If all of the shares are not sold at the initial public offering price, the public offering price and other selling terms may change.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement. The underwriters have reserved the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Over-allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to 1,500,000 additional shares, which shares were registered under the Securities Act of 1933 concurrently with those offered hereby, at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Commissions and Discounts

The following table shows the underwriting discount that we are to pay to the underwriters in connection with this offering. This information assumes either no exercise or full exercise by the underwriters of their over-allotment option. Based on this assumption, we would receive proceeds of approximately $138.8 million, net of the underwriting discount and offering and organizational expenses (or $159.8 million, if the over-allotment is exercised in full). We estimate that the total offering and organizational expense payable out of the proceeds of this offering, net of the underwriting discount, will be approximately $656,550.

Total
	Per Share	No Exercise	Full Exercise
Public Offering Price	$	$	$
Underwriting Discounts and Commissions	$	$	$
Proceeds, to T-Equity Capital Corp.(1)	$	$	$

(1)	Before deducting offering and organizational expenses payable out of the proceeds of this offering that are estimated to be approximately $656,550.

Indemnity

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Lock-Up

We, TIM and BDC Partners have agreed that neither we, our officers and directors, TIM nor BDC Partners will, subject to certain exceptions, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any of our shares of our common stock or any securities convertible into or exercisable or exchangeable for shares of our common stock, or warrants to purchase shares of our common stock, and not to take certain other actions relating to our shares of common stock, for a period of 180 days after the date of this prospectus supplement without the prior written consent of Wachovia Capital Markets, LLC.

Stabilization

In connection with the offering, Wachovia Capital Markets, LLC, on behalf of the underwriters, may purchase and sell shares of our common stock in the open market. These transactions may include short sales, covering transactions and stabilizing transactions. Short sales involve sales of our common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered short position involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market, while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from other broker-dealers participating in the offering when the representatives repurchase shares originally sold by the broker-dealer in order to cover short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the Nasdaq National Market or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, the underwriters may discontinue them at any time.

In addition, in connection with this offering, the underwriters may engage in passive market making transactions in the common stock on the Nasdaq National Market, prior to the pricing and completion of the offering. Passive market making consists of displaying bids on the Nasdaq National Market no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when that limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. If the underwriters commence passive market making transactions, the underwriters may discontinue them at any time.

The Nasdaq National Market Listing

We have applied to have our common stock quoted on the Nasdaq National Market under the symbol “TECC.”

Directed Share Program

At our request, certain of the underwriters have reserved up to 250,000 shares of our common stock being offered by this prospectus for sale, directly or indirectly, to our directors, employees and certain other parties associated with the members of Technology Investment Management, LLC. The sales will be made by Wachovia Capital Markets, LLC through a directed share program. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. These persons must commit to purchase before the market opens on the day following the date of this prospectus. Any employees or other persons (and any entities through which such persons may invest in our shares) purchasing such reserved shares will be prohibited from disposing of or hedging such shares for a period of at least 180 days after the date of this prospectus.

Notice to Investors in the European Economic Area (EEA)

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”) an offer to the public of any shares may not be made in that Relevant Member State except that an offer to the public in that Relevant Member State of any shares may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(a)	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c)	by the underwriters to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of Wachovia Capital Markets, LLC for any such offer; or

(d)	in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of shares shall result in a requirement for the publication by us or any Underwriter of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any shares to be offered so as to enable an investor to decide to purchase any shares, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Notice to Investors in the United Kingdom

This document is for distribution only to persons who (i) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (ii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc”) of the Financial Promotion Order, (iii) are outside the United Kingdom, or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any shares may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This document is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.

In connection with the offering, the underwriters are not acting for anyone other than T-Equity and will not be responsible to anyone other than T-Equity for providing the protections afforded to their clients nor for providing advice in relation to the offering.

In connection with this offering, Wachovia Capital Markets, LLC may over-allot or effect transactions with a view to supporting the market price of the shares at a level higher than that which might otherwise prevail for a limited period after the issue date. However, there may be no obligation on Wachovia Capital Markets, LLC to do this. Such stabilizing, if commenced, may be discontinued at any time, and must be brought to an end after a limited period.

Other Relationships

Certain of the underwriters have performed investment banking and advisory services for us from time to time, for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.

Electronic Prospectus Delivery

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically. The representative may agree to allocate a number of shares of our common stock to underwriters for sale to their online brokerage account holders. The representatives will allocate shares of our common stock to underwriters that may make Internet distributions on the same basis as other allocations. Other than the prospectus in electronic format, the information on any of these websites and any other information contained on a website maintained by an underwriter or syndicate member is not part of this prospectus.

The principal business address of Wachovia Capital Markets, LLC is One Wachovia Center, 301 South College Street, Charlotte, NC 28288.

LEGAL MATTERS

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters by Shearman & Sterling LLP, New York.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 225 Franklin Street, Boston, MA 02110. The Bank of New York acts as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agents is 101 Barclay Street, 11E, New York, NY 10286.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has audited our financial statements at March 2, 2006. The principal business address of our independent registered public accounting firm is 300 Madison Avenue, New York, NY 10017.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for T-Equity, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, T-Equity will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and T-Equity and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of T-Equity and its affiliated companies. This notice supersedes any other privacy notice you may have received from T-Equity, and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized employees of our investment adviser, TIM, who need to know your personal information will have access to it.

•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of T-Equity Capital Corp.:

In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of T-Equity Capital Corp. (the “Company”) at March 2, 2006, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Company’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

March 6, 2006, except for Note 3, as to which the date is April 27, 2006

T-EQUITY CAPITAL CORP.

BALANCE SHEET

March 2, 2006

ASSETS

ASSETS
Cash	$1,500

TOTAL ASSETS	$1,500

LIABILITIES AND STOCKHOLDER’S EQUITY

LIABILITIES
Accrued organizational expenses	$—

Total liabilities	—

STOCKHOLDER’S EQUITY
Common stock, $0.01 par value, 100,000,000 shares authorized, and 100 shares issued and outstanding	1
Capital in excess of par value	1,499

Total stockholder’s equity	1,500

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,500

Net asset value per share	$15.00

SEE ACCOMPANYING NOTES

T-EQUITY CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

T-Equity Capital Corp. (“T-Equity”) was organized as a Maryland corporation on February 23, 2006. T-Equity has had no operations other than the sale and issuance of 100 shares of beneficial interest at an aggregate purchase price of $1,500 to BDC Partners, LLC (“BDC Partners”), the managing member of Technology Investment Management, LLC (“TIM” or the “Adviser”).

2. ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

3. AGREEMENTS

Investment Advisory Agreement

T-Equity intends to enter into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with TIM, pursuant to which TIM will serve as our investment adviser. Subject to the overall supervision of T-Equity’s board of directors, TIM will manage the day-to-day operations of, and provide investment advisory services to, T-Equity.

T-Equity will pay TIM a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee (the “Base Fee”) will be calculated at an annual rate of 2.00% of our gross assets. For the period commencing from the closing of our initial public offering of common stock described in this prospectus (the “IPO”), through and including December 31, 2006, the Base Fee will be payable monthly in arrears, and will be calculated based on the initial value of our assets upon the closing of the IPO. However, for the six-month period commencing from the closing of our IPO, TIM will waive one half of that fee, reducing it to 1.0% of our gross assets for that period. For services rendered after December 31, 2006, the Base Fee will be payable monthly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated.

The incentive fee will equal 20% of our “Incentive Fee Capital Gains,” which will equal our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation (losses) for that year. The incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2006. TIM has, however, waived its right to receive any Incentive Fee otherwise payable to it with respect to any calendar year until at least eighty percent (80%) of the net proceeds of the IPO, as reduced by the fees and expenses of the IPO, including underwriting discounts and commissions, have previously been invested in portfolio company investments (as opposed to cash and similar temporary investments).

The Incentive Fee for a calendar year or a portion of a calendar year will be an amount equal to 20% of our Incentive Fee Capital Gains for the period. Our “Incentive Fee Capital Gains” for a period means an amount equal to our realized capital gains for the period minus the sum of our realized capital losses and unrealized capital depreciation (losses) for the period.

Any Incentive Fee otherwise payable to TIM for any full or partial calendar year will be reduced if, and to the extent that, after giving effect to the payment of the Incentive Fee as if that fee were a proportionate share of our net realized and unrealized capital gains for the period, our remaining net realized and unrealized capital gains for the period would be less than the “preferred return” for that period. The “preferred return” for a period is an amount equal to 8% of the value of our net assets allocable to our common stock as of the commencement of the period, appropriately adjusted for any common stock issuances, sales and/or repurchases effected during such period.

TIM has waived its right to receive any Incentive Fee otherwise payable to it with respect to any full or partial calendar year, unless as of the end of such calendar year at least eighty percent (80%) of the net proceeds of the IPO, as reduced by the fees and expenses of the IPO, including underwriting discounts and commissions, have previously been invested in portfolio company investments (as opposed to cash and similar temporary investments).

Administration Agreement

T-Equity also intends to enter into an Administration Agreement (the “Administration Agreement”) with BDC Partners. Pursuant to the Administration Agreement, BDC Partners will furnish T-Equity with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, BDC Partners will also perform, or oversee the performance of, T-Equity’s required administrative services, which includes being responsible for the financial records which T-Equity will be required to maintain and preparing reports to T-Equity’s stockholders and reports filed with the SEC. In addition, BDC Partners will assists T-Equity in determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally overseeing the payment of its expenses and the performance of administrative and professional services rendered to T-Equity by others. Payments under the Administration Agreement will be based upon T-Equity’s allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of T-Equity’s Chief Financial Officer and Chief Compliance Officer, our Controller (once one is retained), and any administrative support personnel. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, BDC Partners and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from T-Equity for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners’ services under the administration agreement or otherwise as administrator for T-Equity.

4. ORGANIZATIONAL EXPENSES

TIM has agreed to bear the organizational expenses on behalf of T-Equity in the approximate amount of $100,000. These expenses will be reimbursed by T-Equity after the public offering and will be treated as an expense in the year incurred. In the event the public offering does not occur, the Adviser will not be able to recover the expenses.

5. FEDERAL INCOME TAXES

T-Equity intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Therefore, no provision has been recorded for Federal income or excise taxes.

Until                     , 2006, all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

T-Equity Capital Corp.

10,000,000 Shares

Common Stock

PRELIMINARY PROSPECTUS

May     , 2006

Wachovia Securities

A.G. Edwards

Stifel Nicolaus

Wedbush Morgan Securities

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of T-Equity Capital Corp. (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

T-EQUITY CAPITAL CORP.

2. Exhibits

Exhibit Number	Description

a.	Amended and Restated Articles of Incorporation**

b.	Bylaws**

d.	Form of Share Certificate

e.	Dividend Reinvestment Plan*

g.	Form of Investment Advisory Agreement by and between Registrant and Technology Investment Management, LLC

h.	Form of Underwriting Agreement*

j.	Form of Custodian Agreement by and between Registrant and State Street Bank and Trust Company*

k.1	Form of Administration Agreement by and between Registrant and BDC Partners, LLC

l.	Opinion of Sutherland Asbill & Brennan LLP*

n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)*

n.2	Consent of PricewaterhouseCoopers LLP

r.	Code of Ethics*

*	To be filed by amendment.
**	Previously filed in connection with T-Equity Capital Corp.’s registration statement on Form N-2 (File No. 333-132235) filed on March 6, 2006.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$18,500
NASD filing fee	17,750
Nasdaq National Market listing fee	5,000
Printing and postage	125,000
Legal fees and expenses	410,000
Accounting fees and expenses	45,000
Miscellaneous	35,300

Total	$656,550

Note: All listed amounts are estimates.

Item 28. Persons Controlled By or Under Common Control

Immediately prior to this offering, BDC Partners, LLC will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, BDC Partners, LLC’s share ownership is expected to represent less than 1% of the common stock outstanding.

See “Management” and “Certain Relationships and Transactions” in the Prospectus contained herein.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at April 28, 2006.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	1

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s Articles of Incorporation, Article XI of the Registrant’s Bylaws, the Investment Advisory Agreement and Administration Agreement.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willfull misfeasence, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Technology Investment Management, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BDC Partners, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Directors”, “—Executive Officers” and “—Investment Advisory Agreement—Investment Personnel.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-62278), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, T-Equity Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830;

(2)	the Transfer Agent, The Bank of New York, 101 Barclay Street, 11E, New York, NY 10286;

(3)	the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110; and

(4)	the Adviser, Technology Investment Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Greenwich, in the State of Connecticut, on April 28, 2006.

T-EQUITY CAPITAL CORP.

By:	/S/ JONATHAN H. COHEN
Jonathan H. Cohen Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

Signature	Title	Date

/S/ JONATHAN H. COHEN Jonathan H. Cohen	Chief Executive Officer and Director (Principal Executive Officer)	April 28, 2006

* Steven P. Novak	Director

* G. Peter O’Brien	Director

* Tonia L. Pankopf	Director

* Charles M. Royce	Chairman of the Board and Director

/S/ PATRICK F. CONROY Patrick F. Conroy	Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary (Principal Financial and Accounting Officer)	April 28, 2006

*	Signed by Jonathan H. Cohen pursuant to a power of attorney signed by each individual and filed with this Registration Statement on March 6, 2006.